Supplement dated May 26, 2017
to the following Statement of Additional Information (SAI), as supplemented:
SAI	SAI Dated
Columbia ETF Trust, Columbia ETF Trust I and Columbia ETF Trust II	3/1/2017
Effective immediately, Fund Shares Liquidity Risk and Market Price Relative to NAV Risk in the subsection "Information Regarding Risks" in the "About Fund Investments" section of the SAI are hereby superseded and replaced with the following:
Fund Shares Liquidity Risk. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active, liquid or otherwise orderly trading market for shares will be established or maintained by market makers or Authorized Participants, particularly in times of stressed market conditions. In this regard, there is no obligation for market makers to make a market in the Fund’s shares or for Authorized Participants to submit purchase or redemption orders for creation units. Accordingly, if such parties determine not to perform their respective roles, this could, in turn, lead to variances between the market price of the Fund’s shares and the underlying value of those shares. Trading in Fund shares on the Exchange also may be disrupted or even halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange may be subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There also can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Market Price Relative to NAV Risk. Shares of the Fund may trade at prices that vary from Fund NAV. Shares of the Fund are listed for trading on the Exchange and are bought and sold in the secondary market at market prices that may differ, in some cases significantly, from their NAV. The NAV of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares, however, will generally fluctuate in response to changes in NAV, as well as the relative supply of, and demand for, shares on the Exchange. The Investment Manager cannot predict whether shares will trade below, at or above their NAV. Price differences may result because of, among other factors, supply and demand forces in the secondary trading market for shares. It is expected that these forces generally will be closely related to, but not identical to, the same forces influencing the prices of the securities held by the Fund. In this connection, if a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Different investment strategies or techniques, including those intended to be defensive in nature, including, as examples, stop loss orders to sell an ETF’s shares in the secondary market during events or conditions, such as a “flash crash” or other market disruptions may not work as intended and may produce significant losses to investors. Investors should consult their financial intermediary prior to using any such investment strategies or techniques, or before investing in the Fund.
The rest of the section remains the same.
Effective immediately, the ninth paragraph in the subsection "Offering Price" in the "Purchase, Redemption and Pricing of Shares" section of the SAI is hereby superseded and replaced with the following:
Foreign Currencies. Foreign currencies, securities denominated in foreign currencies and payables/receivables denominated in foreign currencies are valued in U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE for CET Funds, and at the close of regular trading on London’s exchange (typically 11:00 a.m. Eastern (U.S.) time) for CET I and CET II Funds. Forward foreign currency contracts are valued in U.S. dollars utilizing the applicable forward currency exchange rate as of the close of regular trading on the NYSE for CET Funds, and at the close of regular trading on London’s exchange (typically 11:00 a.m. Eastern (U.S.) time) for CET I and CET II Funds.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP940_10_003_(05/17)